Product Liability	12 Months Ended
Jun. 30, 2013
Commitments And Contingencies Disclosure [Abstract]
Product Liability

10. Product Liability

The Company is engaged in a business that exposes it to claims for product liability and warranty claims in the event the Company’s products actually or allegedly fail to perform as expected or the use of the Company’s products results, or is alleged to result, in property damage, personal injury or death. Although the Company maintains product and general liability insurance of the types and in the amounts that the Company believes are customary for the industry, the Company is not fully insured against all such potential claims. The Company may have the ability to refer claims to its suppliers and their insurers to pay the costs associated with any claims arising from the suppliers’ products. The Company’s insurance covers such claims that are not adequately covered by a supplier’s insurance and provides for excess secondary coverage above the limits provided by the Company’s suppliers.

The Company may experience legal claims in excess of its insurance coverage or claims that are not covered by insurance, either of which could adversely affect its business, financial condition and results of operations. Adverse determination of material product liability and warranty claims made against the Company could have a material adverse effect on its financial condition and harm its reputation. In addition, if any of the Company products are, or are alleged to be, defective, the Company may be required to participate in a recall of that product if the defect or alleged defect relates to safety. These and other claims that the Company faces could be costly to the Company and require substantial management attention.